                                                                   EXHIBIT 10.54
                                                                  EXECUTION COPY


                      AMENDMENT NO. 9 TO CREDIT AGREEMENT


          AMENDMENT dated as of December 6, 1999 among CROWN PAPER CO. (the "Borrower"), CROWN VANTAGE INC., the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent").


                              W I T N E S S E T H :


          WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of August 15, 1995 (as amended, the AAgreement");

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Definitions; References.  Unless otherwise specifically
                      -----------------------
defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2.  Amendment to the Definition of Consolidated EBITDA.
                      ---------------------------------------------------

          (a) The definition of "Consolidated EBITDA" set forth in Section 1.1 of the Agreement is amended to read in its entirety as follows:

     "Consolidated EBITDA" means, for any fiscal period, Consolidated EBIT for such period plus, to the extent deducted in determining Consolidated Net Income for such period, (i) the aggregate amount of depreciation, amortization, non-cash incentive compensation expense and other similar non-cash charges, (ii) solely for any period ended on or prior to December 31, 1997 and solely to the extent not included in clause (i), the lesser of (x) the aggregate amount of write-downs, write-offs or reserves with respect to the rebuild of the Number One Paper Machine at St. Francisville and (y) $2,500,000, (iii) solely for any period ended on or prior to December 31, 1998 and solely to the extent not included in clause (i), (x) the aggregate amount of write-offs with respect to the stream of lease payments on a co-generation facility at St. Francisville, up to $17,000,000 in the aggregate and (y) the aggregate amount of December non-recurring charges with respect to environmental compliance and workers compensation costs, up to $5,000,000 in the aggregate, in each case as described by the Borrower to the Banks prior to the date of effectiveness of Amendment No.6 to this Agreement dated as of December 11, 1998 among the Borrower, Holdings, the Banks and the Administrative Agent and (iv) solely to the extent not included in clause (i), the one-time charges listed on Schedule A to this Agreement, so long as such charges are incurred after the date of effectiveness of the Waiver under this Agreement dated as of November 24, 1999 among the Borrower, Holdings, the Banks and the Administrative Agent and on or prior to December 25, 1999.

     (b) A new Schedule A to the Agreement is added, to read in its entirety as set forth on Schedule A hereto.

          SECTION 3.  Amendment of Cash Flow Ratio Covenant. Section 5.12 of the
                      -------------------------------------
Agreement is amended to read in its entirety as follows:

          SECTION 5.12.  Cash Flow Ratio. As of the last day of each fiscal
                         ---------------
quarter of the Borrower set forth below, the Cash Flow Ratio at such day will not be less than the ratio set forth below opposite such fiscal quarter:

     Fiscal Quarter                        Ratio
     --------------                        -----
     Fourth quarter of 1998 fiscal year    0.145:1
     First quarter of 1999 fiscal year      0.13:1
     Second quarter of 1999 fiscal year     0.12:1
     Third quarter of 1999 fiscal year      0.10:1
     Fourth quarter of 1999 fiscal year    0.077:1
     Thereafter                             0.20:1

          SECTION 4.  Amendment of Interest Coverage Ratio Covenant. Section
                      ---------------------------------------------
5.13 of the Agreement is amended to read in its entirety as follows:

          SECTION 5.13. Interest Coverage Ratio. As of the last day of each
                        -----------------------
fiscal quarter of the Borrower set forth below, the Interest Coverage Ratio at such day will not be less than the ratio set forth below opposite such fiscal quarter:

     Fiscal Quarter                        Ratio
     --------------                        -----
     Fourth quarter of 1998 fiscal year    1.50:1
     First quarter of 1999 fiscal year     1.42:1
     Second quarter of 1999 fiscal year    1.30:1
     Third quarter of 1999 fiscal year     1.09:1
     Fourth quarter of 1999 fiscal year    0.78:1
     Thereafter                            2.50:1

          SECTION 5.  Amendment of Minimum Consolidated Tangible Net Worth.
                      ----------------------------------------------------
Section 5.14 of the Agreement is amended to read in its entirety as follows:

          SECTION 5.14. Minimum Consolidated Tangible Net Worth. Consolidated
                        ---------------------------------------
Tangible Net Worth will at no time during any fiscal period set forth below be less than the amount set forth in the table below opposite such period; provided that calculations of Consolidated Tangible Net Worth shall exclude the effect of
(x) (i) the aggregate amount of the pretax write-offs with respect to the stream of lease payments on a co-generation facility at St. Francisville, up to $17,000,000 in the aggregate, (ii) the aggregate amount of the pretax December non-recurring charges with respect to environmental compliance and workers compensation costs, up to $5,000,000 in the aggregate and (iii) the aggregate amount of the potential pre-tax non-cash asset write-downs, up to $195,000,000 in the aggregate, in each case as described by the Borrower to the Banks prior to the date of effectiveness of Amendment No. 6 to this Agreement dated as of December 11, 1998 among the Borrower, Holdings, the Banks and the Administrative Agent and (y) the one-time charges listed on Schedule A to this Agreement, so long as such charges are incurred after the date of effectiveness of the Waiver under this Agreement dated as of November 24, 1999 among the Borrower, Holdings, the Banks and the Administrative Agent and on or prior to December 25, 1999.


                Period                                   Amount
--------------------------------------------------------------------------------
From 6/30/98 to but excluding the last         $ 50,000,000
 day of the first quarter of 1999
 fiscal year
--------------------------------------------------------------------------------

Last day of the first quarter of 1999          $ 75,000,000
 fiscal year to but excluding the last
 day of the second quarter of 1999
 fiscal year
--------------------------------------------------------------------------------

Last day of the second quarter of 1999         $ 60,000,000
 fiscal year to but excluding the last
 day of the third quarter of 1999
 fiscal year
--------------------------------------------------------------------------------


                Period                                   Amount
--------------------------------------------------------------------------------
Last day of the third quarter of 1999          $ 35,600,000
 fiscal year to but excluding the last
 day of the fourth quarter of 1999
 fiscal year
--------------------------------------------------------------------------------

Last day of the fourth quarter of 1999         $ 25,000,000
 fiscal year to and including February
 15, 2000
--------------------------------------------------------------------------------

 Thereafter                                    $100,000,000
--------------------------------------------------------------------------------


          SECTION 6.  Limited Use of Proceeds. A new Section 5.28 to the
                      -----------------------
Agreement is added immediately after Section 5.27 thereof, to read in its entirety as follows:

          SECTION 5.28. Use of Proceeds. The Borrower shall apply the proceeds
                        ---------------
     of any Loans or any Letters of Credit only to finance operating expenses and capital expenditures.

          SECTION 7.  Financial Advisor.  Section 9.3(a) of the Agreement is
                      -----------------
amended by adding the following phrase at the end of clause (i) thereof:

     and all fees and expenses of any financial advisor reasonably acceptable to the Borrower hired by or on behalf or for the benefit of the Administrative Agent or the Collateral Agent pursuant to an engagement letter reasonably acceptable to the Borrower (and the Borrower agrees that it shall cooperate fully with any such financial advisor)

          SECTION 8.  Increase in Pricing.  The Pricing Schedule to the
                      -------------------
Agreement is amended by adding the following sentence at the end of the paragraph immediately following the table set forth therein:

     In addition, each of the rates set forth in the table above opposite "Applicable Euro-Dollar Margin", "Applicable Base Rate Margin" and "Letter of Credit Fee Rate" and the "Applicable Base Rate Margin" for Tranche B Loans and "Applicable Euro Dollar Margin" for Tranche B Loans shall be increased by 0.50% on any date on and after the date of effectiveness of Amendment No. 9 dated as of December 6, 1999 to this Agreement among the Borrower, Holdings, the Banks and the Administrative Agent, and such increase shall be effective, retroactively, as of the date of effectiveness of the Waiver under this Agreement dated as of November 24, 1999 among the Borrower, Holdings, the Banks and the Administrative Agent.

          SECTION 9.  Decrease in Minimum Borrowing Amount. Section 2.1(d) of
                      ------------------------------------
the Agreement is amended to read in its entirety as follows:

          (d) Minimum Amount of Each Borrowing.  Each Borrowing under this
              --------------------------------
Section 2.1 shall be in an aggregate principal amount of $2,500,000 or any larger multiple of $1,000,000 (except that any Revolving Credit Borrowing may be in an aggregate amount available in accordance with Section 3.2(c)(ii)) and shall be made from the several Banks ratably in proportion to their respective Commitments of the relevant Class.

          SECTION 10.  Limitation on New Extensions of Credit. (a) The Borrower
                       --------------------------------------
agrees that:

     (i) it shall not deliver a Notice of Borrowing or a Notice of Issuance under the Agreement or otherwise request any Bank (including any Issuing Bank) to extend any credit to the Borrower under the Agreement if, after giving effect to the Borrowing requested in any such Notice of Borrowing or the issuance of any Letter of Credit requested in any such Notice of Issuance (including without limitation any such Notice pursuant to which the Borrower requests the extension of the maturity date of an outstanding Letter of Credit), the aggregate Revolving Credit Outstandings of all the Banks would exceed (x) on any date on or prior to December 26, 1999, $121,451,748 and (y) on any date thereafter, $131,451,748 and (ii) notwithstanding any provision of the Agreement (including Sections 2.1, 2.13 and 3.2 thereof), on and after the date hereof, no Bank (including any Issuing Bank) shall be required to make any Loan, or issue or participate in any Letter of Credit (including without limitation any Letter of Credit the maturity of which has been or is proposed to be extended) if, after giving effect to the making of such Loan or the issuance or participation in such Letter of Credit, the Revolving Credit Outstandings of such Bank would exceed such Banks' pro rata share (calculated based on its Revolving Credit Commitment) of the aggregate Revolving Credit Outstandings permitted pursuant to clause (i). The parties hereto acknowledge and agree that nothing in the immediately preceding sentence shall be construed to prohibit the Borrower from delivering a Notice of Interest Rate Election pursuant to Section 2.14 of the Agreement with respect to any Loan outstanding on the date hereof or permitted to be made pursuant to the immediately preceding sentence and continuing or converting such Loan on the terms set forth in such Notice of Interest Rate Election, subject to the provisions of Section 2.14.

     (b) The amendments effected by Sections 2, 3, 4 and 5 of this Amendment are expressly conditioned upon compliance by the Borrower with the provisions of subsection (a) of this Section 10 and shall cease to be in full force and effect upon failure by the Borrower to comply with the provisions of such subsection.

     (c) The parties hereto acknowledge and agree that, effective as of the date of effectiveness of this Amendment, the waivers granted in Section 2 of the Waiver under the Agreement dated as of November 24, 1999 among the Borrower, Holdings, the Banks and the Administrative Agent shall expire.

          SECTION 11.  Governing Law.  This Amendment shall be governed by and
                       -------------
construed in accordance with the laws of the State of New York.

          SECTION 12.  Representations of Borrower.  The Borrower represents and
                       ----------------------------
warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the date of effectiveness of this Amendment and (ii) after giving effect to this Amendment, no Default will have occurred and be continuing on such date.

          SECTION 13.  Reaffirmation of Obligations.  The Credit Agreement, as
                       ----------------------------
specifically amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The Borrower confirms that it has requested Letters of Credit in an aggregate amount of $8,451,748 be issued under the Credit Agreement and those Letters of Credit are outstanding on the date hereof. The Borrower confirms that it has requested Loans in an aggregate amount of $191,667,852 be issued under the Credit Agreement and those Loans are outstanding on the date hereof.

          SECTION 14.  Counterparts; Effectiveness.  This Amendment may be
                       ---------------------------
signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective (subject to Section 10(b)) on the date on which the Administrative Agent shall have received (i) duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) for the account of each Bank that has delivered an executed counterpart hereof (or telegraphic, telex or other written confirmation of execution of a counterpart hereof) to the Administrative Agent on or prior to December 6, 1999, an amendment fee in an amount equal to 0.15% of the sum of such Banks's Revolving Commitment plus outstanding Tranche A Loans plus
                                  ----                             ----
outstanding Tranche B Loans, in each case on December 6, 1999.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                              CROWN PAPER CO.



                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              CROWN VANTAGE INC.



                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              THE BANK OF NEW YORK


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              THE CHASE MANHATTAN BANK


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:

                              BANK AUSTRIA CREDITANSTALT
                                CORPORATE FINANCE, INC.


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              CHRISTIANIA BANK og KREDITKASSE


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              DRESDNER BANK AG, NEW YORK
                                AND GRAND CAYMAN
                                BRANCHES


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:

                              FIRST SOURCE FINANCIAL LLP, by FIRST SOURCE
                                FINANCIAL, INC.,
                                its Agent/Manager


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              HSBC BANK USA


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              KZH HIGHLAND-2 LLC


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              MERRILL LYNCH PRIME RATE
                                PORTFOLIO

                              By:  Merrill Lynch Asset Management, LP,
                                   as Investment Advisor


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              MERRILL LYNCH SENIOR FLOATING
                                RATE FUND, INC.


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:

                              NATEXIS BANQUE BFCE


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              THE NORTHWESTERN MUTUAL LIFE
                                INSURANCE COMPANY


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              PNC BANK, NATIONAL ASSOCIATION


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              MORGAN STANLEY DEAN WITTER
                                PRIME INCOME TRUST


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:


                              PAMCO CAYMAN LTD.

                              By:  Highland Capital Management LP,
                                   as Collateral Manager


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:

                              SOUTHERN PACIFIC BANK


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              VAN KAMPEN SENIOR INCOME TRUST


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              VAN KAMPEN PRIME RATE INCOME TRUST


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              ML CBO IV (CAYMAN) LTD.

                              By:  Highland Capital Management LP,
                                   as Collateral Manager


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              PILGRIM PRIME RATE TRUST

                              By: Pilgrim Investment Inc.,
                                  as its Investment Manager


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:

                              BANK OF AMERICA, N.A.


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              GENERAL ELECTRIC CAPITAL CORP.


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:


                              SEQUILS - PILGRIM I LTD



                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              SRV HIGHLAND INC


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:



                              MORGAN GUARANTY TRUST COMPANY,
                                as Administrative Agent


                              By
                                 ---------------------------------------------
                                  Name:
                                  Title:

                                   Schedule A


                                CROWN PAPER CO.
                           Potential Q4 1999 Charges

                  Charges are not included in Q4 1999 Forecast

                                                               Cash           Timing of
                                                             Non-Cash         Cash Flow
                                                          --------------  -----------------
Mill Closure-Parchmont MI
     Fixed asset write-offs                      $ 2,252  Non-Cash        N/A
     Other non-cash (stores, supplies)               707  Non-Cash        N/A
     Severance                                       300  Cash            1st and 2nd Qtr
                                                 -------                  of 2000
                                                   3,259

Headcount Reduction                                4,600  Cash            1st - 4th Qtr of
                                                                          2000

Workers Compensation                               1,000  Cash            2nd Qtr of 2000

Landfill site restoration, remediation                                    2nd Qtr of 2000
 and monitoring                                    2,000  Cash            and beyond


Inventory reserves                                 1,500  Non-Cash        N/A
                                                 =======
Headquarters move, other                             641  Cash            1st and 2nd Qtr
                                                 -------                  of 2000
                                                 $13,000